UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

PB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37676	47-5150586
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut		06260
(Address of Principal Executive Offices)		(Zip Code)

(860) 928-6501

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PBBI	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders

The annual meeting of stockholders (the “Meeting”) of PB Bancorp, Inc. (the “Company”) was held on February 7, 2020. At the Meeting, the stockholders voted on the following items:

1.	The election of three directors of the Company, to serve for three-year terms and until their successor is elected and qualified.

	For	Withhold	Broker Non-Votes

Charles W. Bentley, Jr.	5,110,399	207,446	1,141,736
Paul M. Kelly	5,144,201	173,644	1,141,736
Charles H. Puffer	5,115,165	202,680	1,141,736

2.	The approval of the Agreement and Plan of Merger, dated as October 22, 2019, by and among Centreville Bank, the Company and Putnam Bank, as well as the merger.

For	Against	Broker Non-Votes	Abstentions

5,244,970	57,699	1,141,736	15,176

3.	The approval of an advisory (non-binding) resolution of the compensation to be paid to the Named Executive Officers of the Company in connection with the merger.

For	Against	Broker Non-Votes	Abstentions

3,838,716	1,386,174	1,141,738	92,953

4.	The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the Proxy Statement.

For	Voted Against	Broker Non-Votes	Abstentions

5,035,675	183,736	1,141,738	98,432

5.	The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2020.

For	Against	Abstentions

6,368,654	83,425	7,502

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, if there were not sufficient votes in favor of the Merger Agreement at the time of the Meeting. The adjournment proposal was not submitted to the stockholders of the Company for approval at the Meeting because Company stockholders approved the Merger Agreement, as noted above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PB Bancorp, Inc.

Dated: February 10, 2020	By:	/s/ Thomas A. Borner
Thomas A. Borner
President and Chief Executive Officer